EXHIBIT 10.26BG

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

SEVENTY-FIRST AMENDMENT TO CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN CSG SYSTEMS, INC. AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Seventy-first Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”). CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms. The effective date of this Amendment is the date last signed below (the “Amendment Effective Date”).

WHEREAS, pursuant to the Agreement, as more particularly described in that certain [*********] Amendment to the Agreement (CSG document no. [*******]) executed by the parties and effective as of [******* **, **** (the “****] Amendment”), Customer requested and CSG agreed to provide “[*** ******** *** ******” ********, pursuant to Schedule * to the Agreement and as further amended by that certain *****-***** Amendment to the Agreement (CSG document no. *****) executed by the parties and effective as of ***** **, **** (the “**** Amendment”) that includes pricing terms for ******* “********* ****” for the *** ******** *** ****** ******** based on a per “********* ****” (as defined in Note ** of the ****] Amendment) pricing model; and

WHEREAS, Customer and CSG agree to further amend certain payment terms of the [*** ******** *** ****** ********], under the Agreement, as more particularly described in the **** Amendment and the [****] Amendment, pursuant to the terms hereunder, to a [******* *********] mutually agreed upon pricing model based on the number of Customer’s [**** ******* ********* ***********]; and

WHEREAS, pursuant to the Agreement, as more particularly described in that certain [***** ******] Amendment to the Agreement executed by the parties and effective as of *** **, **** (CSG document no. [*****) (the “****] Amendment”), the parties acknowledge and agree [*** ******** ******* was implemented pursuant to the ******** ******* SOW (defined in the **** Amendment) and delivered by CSG to Customer as of *** **, ****]; and

WHEREAS, Customer consumed the [*** ******** ******* ********] from and after CSG’s delivery of the [******** ******* and CSG provided the ******* ********] described in NOTE ** of the [**** Amendment for ******** ****** **** and **** ****]; and

WHEREAS, Customer tendered notice of its intent to [********* the *** ******** ******* ********** via email to CSG on or about **** **, ****]; and

WHEREAS, pursuant to discussions between CSG and Customer, the Parties agree to (i) amend certain of the terms of the [******** *** ******** and (ii) provide terms under which ******* *** *********** ******** of the *** ******** ******* services will be **********].

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree as follows:

1.
To delete the current fee table and associated “Notes” in Schedule *, “Fees,” Section [*., “*** ********,” subsection ***., “******* ***********,” subsection *, “****** ********* (***** *** ****),” subsection **, “*** ******** *** ******]” in its entirety.

2.
For the entirety of [******** **** ****, CSG shall invoice Customer and Customer shall pay CSG the agreed-upon amount of **** ******* ******** ******* (****,***.**) for ******** **** **** CSG ******** *** ****** ********].

3.
Commencing as of [******* *, **** (subject to execution of this Amendment), and pursuant to the terms and conditions of the Agreement, the *** ******** *** ****** ******** shall be provided by CSG to Customer pursuant to the following fee table at Schedule *, “****,” Section *., “*** ********,” subsection ***., “******* ***********,” subsection *, “****** ********* (***** *** ****),” subsection **, “*** ******** *** ******],” of the Agreement:

Description	Frequency	Fee
[**. *** ******** *** ******]
([*) ************** *** *** ** Fees (Note **])	[*** ****	[*****]
([*) ********* *** ********* ********** *** ******** *** ****** ******** Fees (Note **) (Note **])
*. ** ** **,***,*** ********* ***********]	[*******]	[***,***.**]
**. ********** ****** ** ***,*** ********* ***********]	[*******]	[****.**]

Note 33: Implementation and set up of the [*** ******** *** ****** was mutually agreed upon and documented in that certain Statement of Work entitled “********* *** ******** *** ******,” effective as of ******* **, **** (CSG document no. *******) executed by CSG and Customer.

Note 34: For purposes of the *** ******** *** ****** ********, CSG shall invoice and Customer shall pay CSG the ********* ***- ********* ********** *** ******** *** ****** ******** Fees pursuant to each then current ********* ********** ***** (as measured within a ******** *****); provided, however, in no event shall the ********* ***-********* ********** *** ******** *** ****** ******** Fees be less than the fees specified in **** “*” of the fee table above (the “***-********* ********** **** *******”).

Note 35: ******** *** ****** will be stored and available to Customer for retrieval by Customer from the *** for a ******* ******** (**) ***** ******].

4.
Effective as of the Amendment Effective Date, CSG and Customer acknowledge and agree to the following as relates to Section [*.**(*) entitled “*** ******** ********” of the Agreement (the "******** ********"), as more particularly described in the ****] Amendment:

a)
CSG provided and Customer consumed the [******** ******** ******** for ******** ****** **** and **** ****]; and
b)
Customer submitted notice to CSG of its intent to terminate the [******** ******** services on or about **** **, ****, pursuant to Note ** of subsection **., “*** ******** ********,” to Schedule *, “****],”

Section [*, “**********,” Subsection *, “*****, **** ***** **** *** *********]”; and

c)
[******** ********] services are no longer available to Customer; and
d)
Pursuant to agreement of the parties and the terms of the Agreement notwithstanding, Customer shall be obligated for payment to CSG of invoices for [******* ******** ****] for (i) the period during which Customer consumed the [******** ******** services during ******** ****** **** and **** **** and, pursuant to agreement between the parties, (ii) the ****** of ******, ********* and ******* ****]; and
e)
Pursuant to further agreement between the parties and the terms of the Agreement notwithstanding, CSG and Customer agree [******* ******** **** for the ******** ****** of ******** and ******** **** and ******* **** shall be waived and Customer shall have no obligation for payment of ******* ******** **** therefor related to its termination of the ******** ******** services for the ******** ****** of ******** and ******** **** and ******* ****].

[Signature Page Follows]

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Amendment Effective Date (defined above).

CHARTER COMMUNICATIONS

OPERATING, LLC (“CUSTOMER”) CSG SYSTEMS, INC. (“CSG”)

By: Charter Communications, Inc., its Manager

By: /s/ Philip Montsinger By: /s/ Rasmani Bhattacharya

Name: Philip Montsinger Name: Rasmani Bhattacharya

Title: Group Vice President Title: EVP and General Counsel

Date: Nov 30, 2022 Date: Nov 30, 2022